EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

      AGREEMENT dated as of February 12, 2003, between MERCATOR MOMENTUM FUND, L.P., MERCATOR MOMENTUM FUND III, L.P. and MERCATOR FOCUS FUND, L.P., three California limited partnerships (the "HOLDERS"), and MEDIABUS NETWORKS, INC., a Florida corporation (the "COMPANY").

      WHEREAS, each Holder has purchased a 6.5% Secured Convertible Debenture (together, the "DEBENTURES") from the Company and its wholly-owned subsidiary, Presidion Solutions, Inc., a Florida corporation ("PRESIDION"), and has the right to cause its Debenture to be converted into shares of Common Stock, $0.0000303 par value (the "Common Stock"), of the Company, pursuant to the conversion formula set forth in its Debenture;

      WHEREAS, each Holder has purchased a Warrant (together, the "WARRANTS") from the Company, and the Holders, together, have the right to purchase up to 850,000 shares of the Common Stock through the exercise of the Warrants; and

      WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Warrants.

      NOW, THEREFORE, the parties hereto mutually agree as follows:

      1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the shares of Common Stock issued upon the conversion of the Debentures or the exercise of the Warrants; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination that (a) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, or (b) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

      2.   REGISTRATION.

           (a) The Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") within 60 days of the date of this Agreement in order to register the Registrable Securities for resale under the Securities Act. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without

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registration under the Securities Act, under Rule 144 promulgated under the
Securities Act or otherwise.

           (b) As the number of shares of Common Stock that can be acquired by the Holders upon the conversion of the Debentures will vary, from time to time, based on the market price of the Common Stock, it is not possible to determine the maximum number of shares of Common Stock that can be acquired by the Holders through the conversion of the Debentures. Therefore, the Company will initially include in the Registration Statement that number of shares of Common Stock that is equal to the sum of 850,000 and 150% of the number of shares of Common Stock that could be acquired by the Holders upon the full conversion of the Debentures based on the market price of the Common Stock on the date of this Agreement.

           (c) If at any time the number of shares of Common Stock covered by the Registration Statement is less than the sum of (i) the number of any and all Registrable Securities held by the Holders, (ii) the number of any and all Registrable Securities that could be acquired by the Holders through the exercise of the Warrants, and (iii) 110% of the number of any and all Registrable Securities that could be acquired by the Holders through the conversion of the Debentures based on the market price of the Common Stock at that time, the Company shall register additional shares of Common Stock under the Securities Act.

           (d) Depending on whether the Registration Statement has previously become effective with the Commission, the Company shall register additional shares under Section 2(c) either by amending the Registration Statement to increase the number of shares that it covers or by filing a new registration statement. Any such new registration statement shall thereafter be deemed part of the Registration Statement for the purposes of this Agreement.

           (e) The number of additional shares of Common Stock registered under
Section 2(d) shall be the number required so that the aggregate number of shares covered by the Registration Statement equals the sum of (i) the number of any and all Registrable Securities held by the Holders, (ii) the number of any and all Registrable Securities that could be acquired by the Holders through the exercise of the Warrants, and (iii) 150% of the number of any and all Registrable Securities that could be acquired by the Holders through the conversion of the Debentures based upon the market price of the Common Stock at the time of the registration of additional shares.

      3. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.

      The Company covenants and agrees as follows:

           (a) The Company shall use its best efforts to cause the Registration Statement to become effective with the Commission as promptly as possible and in no event more than 120 days after the date of this Agreement. If any stop order shall be issued by the Commission in connection therewith, the Company shall use its best reasonable efforts to obtain promptly the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of any Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and any other documents necessary or incidental to the public offering of the Registrable Securities, as

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shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are subject to the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

           (b) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

           (c) The Company will take all necessary action which may be required to qualify or register the Registrable Securities included in the Registration Statement for the offer and sale under the securities or blue sky laws of such states as are reasonably requested by each Holder of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

      4.    ADDITIONAL TERMS.

           (a) The Company shall indemnify and hold harmless the Holders and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holders or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of each Holder and underwriter; provided, however, that the indemnification in this Section 4(a) with respect to any prospectus shall not inure to the benefit of any Holder or underwriter (or to the benefit of any person controlling any Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify any Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each

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person, if any, who controls the Company within the meaning of the Securities
Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

           (b) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

           (c) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon any Holder any obligation to sell the Holder's Registrable Securities.

           (d) Each Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

           (e) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of any Holder, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

           (f) Each Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holder with the Securities Act.

      5. GOVERNING LAW. The Registrable Securities will be, if and when issued, delivered in California. This Agreement shall be deemed to have been made and delivered in the State of California and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of California, without giving effect to the choice of law rules thereof.

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      6. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Holders.

      7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      9. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

            If to the Holders,      Mercator Momentum Fund, L.P.
                                    Mercator Focus Fund, L.P.
                                    Mercator Momentum Fund III, L.P.
                                    555 South Flower Street, Suite 4500
                                    Los Angeles, CA  90071
                                    Attention: Andy Dube

            If to the Company,      MediaBus Networks, Inc.
                                    753 W. Big Beaver, Suite 1700
                                    Troy, Michigan  48084
                                    Attention:  James E. Baiers

      10. BINDING EFFECT; BENEFITS. Any Holder may assign its rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

      11. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      12. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                                    MEDIABUS NETWORKS, INC.



                                    By:     /s/ James E. Baiers
                                        -----------------------------------
                                    Name:   James E. Baiers
                                    Its:    Executive Vice President/General
                                            Counsel



                                    HOLDERS:

                                    MERCATOR MOMENTUM FUND, L.P.

                                    By:     /s/ David Firestone
                                        -----------------------------------
                                    Name:   David Firestone
                                    Its:    Managing Partner


                                    MERCATOR MOMENTUM FUND III, L.P.

                                    By:     /s/ David Firestone
                                        -----------------------------------
                                    Name:   David Firestone
                                    Its:    Managing Partner


                                    MERCATOR FOCUS FUND, L.P.

                                    By:     /s/ David Firestone
                                        -----------------------------------
                                    Name:   David Firestone
                                    Its:    Managing Partner





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